                                                     EXHIBIT 99.1(a)(3)(d)(v)(b)


                                   SCHEDULE A
                                   ----------


Effective as of September 16, 1998, this Schedule A to the Participation Agreement is hereby amended as follows:


Name of Separate Account
and Date Established by           Contracts Funded by
Board of Directors                Separate Account          Designated Portfolios
------------------------          ----------------          -------------------------------
Prudential Variable Contract       Group Variable           T. Rowe Price International Series,Inc.
                                                            ---------------------------------------
Account GI-2                       Universal Life           .   T. Rowe Price International Stock
Established June 14, 1988          Insurance Contracts          Portfolio

                                                            T. Rowe Price Equity Series, Inc.
                                                            ---------------------------------
                                                            .   T. Rowe Price Personal Strategy
                                                                Balanced Portfolio
                                                            .   T. Rowe Price Equity Income Portfolio
                                                            .   T. Rowe Price Mid-Cap Growth Portfolio
                                                            .   T. Rowe Price New America Growth
                                                                Portfolio

                                                            T. Rowe Price Fixed Income Series, Inc.
                                                            ---------------------------------------
                                                            .   T. Rowe Price Limited-Term Bond
                                                                Portfolio

The Prudential Variable            Individual Flexible      T. Rowe Price International Series, Inc.
                                                            ----------------------------------------
Appreciable Account                Premium Universal        .   T. Rowe Price International Stock
Established August 11, 1987        Life Policy                  Portfolio

                                   Survivorship Variable
                                   Universal Life Policy

   IN WITNESS WHEREOF, Prudential Insurance Company of America, T. Rowe Price Investment Services, Inc. and the undersigned Funds hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 1st day of March, 1997.


COMPANY:                            PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    By its authorized officer

                                    By:    /s/
                                        -------------------------------------
                                    Title: Vice President, Marketing & Client
                                          -----------------------------------
                                          Management
                                          ----------
                                    Date: 11/4/98
                                         ------------------------------------

FUND:                               T. ROWE PRICE INTERNATIONAL SERIES, INC.

                                    By its authorized officer

                                    By: /s/
                                        -------------------------------------
                                    Title: Vice President
                                          -----------------------------------
                                    Date: September 16, 1998
                                         ------------------------------------

FUND:                               T. ROWE PRICE EQUITY SERIES, INC.

                                    By its authorized officer

                                    By: /s/
                                       --------------------------------------
                                    Title: Vice President
                                          -----------------------------------
                                    Date: September 16, 1998
                                         ------------------------------------

FUND:                               T. ROWE PRICE FIXED INCOME SERIES, INC.

                                    By its authorized officer

                                    By: /s/
                                       --------------------------------------
                                    Title: Vice President
                                          -----------------------------------
                                    Date: September 16, 1998
                                         ------------------------------------

UNDERWRITER:                        T. ROWE PRICE INVESTMENT SERVICES, INC.

                                    By its authorized officer

                                    By: /s/
                                       --------------------------------------
                                    Title: Vice President
                                          -----------------------------------
                                    Date: September 16, 1998
                                         ------------------------------------